Basis of Presentation	12 Months Ended
Apr. 30, 2025
Basis of presentation [abstract]
Basis of Presentation [Text Block]

2. Basis of Presentation

The consolidated financial statements have been prepared in accordance with the IFRS® Accounting Standards (“IFRS”) issued by the International Accounting Standards Board (“IASB”) and Interpretations of the International Financial Reporting Interpretations Committee (“IFRIC”).

The consolidated financial statements were approved by the Board of Directors of the Company on July 17, 2025.

During the year ended April 30, 2025, certain prior year amounts have been reclassified to conform to the current year’s presentation. These reclassifications had no impact on previously reported net loss and other comprehensive loss for the year, cash flows, or shareholders’ equity. The Company believes that this change reflects best the nature of the expenses of the General and administrative (“G&A”) expense. See Note 9 - Reclassifications for further details.